SECURITIES AND EXCHANGE COMMISSION

Washington, DC 20549

FORM 8-K

PURSUANT TO SECTION 13 OR 15(D) OF THE SECURITIES ACT OF 1934

Date of Report (Date of earliest event reported): June 15, 2004

Commission File Number: 000-50583

BioVeris Corporation

(Exact name of registrant as specified in its charter)

DELAWARE                                                                                                 80-0076765

(State or other jurisdiction incorporation or organization)                                        (IRS Employer Identification No.)

16020 INDUSTRIAL DRIVE, GAITHERSBURG, MD 20877

(Address of principal executive offices) (Zip Code)

301-869-9800

(Registrant’s telephone number, including area code)

    Item 5. Other Events and Regulation FD Disclosure

     See attached Press Release filed herewith as Exhibit 99.1

    (c) Exhibits

     99.1 Press Release dated June 15, 2004

    SIGNATURE

     Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereto duly authorized.

BioVeris Corporation
Date: June 15, 2004 /s/George V. Migausky
George V. Migausky
Vice President of Finance and
Chief Financial Officer
(On behalf of the Registrant and as
Its Principal Financial Officer

    EXHIBIT INDEX

    Exhibit 99.1        Press Release dated June 15, 2004